UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): October 27, 2003

                           BANC ONE FINANCIAL SERVICES
                          Home Equity Loan Trust 1999-2



New York (governing law of          333-62911-06   52-2182699
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On October 27, 2003 a distribution was made to holders of BANC ONE FINANCIAL Services Home Equity Loan Trust 1999-2.


  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan Trust 1999-2, relating to the October 27, 2003 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BANC ONE FINANCIAL SERVICES
                         Home Equity Loan Trust 1999-2

              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 10/25/03


                                INDEX TO EXHIBITSzx

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan Trust 1999-2, relating to the October 27, 2003 distribution.





           Banc One Financial Services Home Equity Loan Trust 1999-2
                            Monthly Servicing Report
             For the Collection & Interest Period Ending 09/30/2003
                         For Distribution on 10/27/2003

A. CURRENT PERIOD COLLECTIONS & OTHER AMOUNTS
(A) Principal and Interest Collections
(i) Interest Collections                                                                                 $762,677.68
(ii) Principal Collections                                                                               $204,041.68
(iii) Principal Curtailments                                                                              $39,787.40
(iv) Principal Prepayments in Full                                                                     $1,894,564.06
(v) Count Principal Prepayments in Full                                                                           42

(B) Net Liquidation Proceeds net of related Foreclosure Profits                                          $295,100.95
(C) Insurance Proceeds to extent not included in Net Liquidation Proceed                                       $0.00
(D) Proceeds from Loan Repurchases or Substitution Adjustment                                                  $0.00
(E) Released Mortgaged Property Proceeds                                                                       $0.00
(F) Other Amounts
(i) Net REO Revenue                                                                                            $0.00
(ii) Compensating Interest                                                                                     $0.00
(iii) Net Loss on Eligible Investments                                                                         $0.00

(G) Monthly Advance                                                                                      $182,053.01

(H) Termination Price                                                                                          $0.00

(I) Total Collections (A+B+C+D+E+F+G+H)                                                                $3,378,224.78

(J) Civil Relief Act Shortfall                                                                                 $0.00
(K) Prepayment Interest Shortfal                                                                               $0.00

B. CURRENT PERIOD DELINQUENCIES & LIQUIDATION LOAN LOSSES
(A) Delinquent Loans, REO, Foreclosures and Bankruptcies                 Count         Amount            Percentage
(i) 30-59 Days Delinquent (Incl. REO, FC and Bankruptcies)               119           $4,985,393.92     6.906%
(ii) 60-89 Days Delinquent (Incl. REO, FC and Bankruptcies)               39           $2,139,277.44     2.963%
(iii) 90 Days or More Delinquent (Incl. REO, FC and Bankruptcies)        303          $17,219,550.25    23.853%
(iv) Loans in REO status at end of Collection Period                      46           $3,457,214.27     4.789%
(v) Loans in Foreclosure                                                  70           $4,355,755.96     6.034%
(vi) Loans in Bankruptcy or Insolvency Proceedings                       316          $16,363,836.30    22.667%
(vii) Total 60+ including REO, Foreclosure & Bankruptcy                  342          $19,358,827.69    26.816%

(B) Liquidation Losses / Monthly Loss Rate (Annualized)                                  $392,186.23     6.274%

C. CURRENT PERIOD INSURED PAYMENTS
(A) Required Payments                                                                               $373,383.50
(B) Net Available Distribution Amount                                                             $3,335,271.33
(C) Insured or Deficiency Amount (max(0,(A-B)                                                             $0.00
(D) Preference Amount                                                                                     $0.00
(E) Insured Payments (C+D)                                                                                $0.00

D. CURRENT PERIOD FORMULA PRINCIPAL DISTRIBUTION AMOUNT
(A) Principal Distributable Amoun
(i) Total Principal Collections                                                                  $2,138,393.14
(ii) plus Principal Balance of Liquidated Home Equity Loans                                        $687,287.18
(iii) plus Insurance Proceeds received                                                                   $0.00
(iv) plus Portion of Purchase Price allocable to Principal of Defective                                  $0.00
Home Equity Loans
(v) plus Principal Portion of Substitution Adjustments not previously                                    $0.00
distribute
(vi) equals Total Principal Distributable Amount                                                 $2,825,680.32

(B) Unpaid Principal Shortfall                                                                           $0.00

(C) Formula Principal Distribution Amount (A+B)                                                  $2,825,680.32
(D) Formula Principal Distribution Amount required to maintain OC                                $2,317,057.86
(E) Class A-7 Priority Amount                                                                      $584,849.06

E. CURRENT PERIOD AVAILABLE FUNDS
(A) Total Collections                                                                            $3,378,224.78
(B) Master Service Fee                                                                              $31,256.84
(C) Available Funds                                                                              $3,346,967.94
(D) Insured Payments                                                                                     $0.00
(E) Total Available Funds and Insured Payments                                                   $3,346,967.94


F. WATERFALL AMOUNTS
(A) Trustee Fee and Premium Amount
(i) Trustee Fee                                                                                       $843.93
(ii) Premium Amount                                                                                $10,852.68

(B) Accrued and Unpaid Master Servicing Fee                                                             $0.00

(C) Current Monthly Interest Amounts
(i) Class A-1 Certificate
(a) Current Monthly Interest Amount Due                                                                 $0.00
(b) Current Monthly Interest Amount Paid                                                                $0.00
(c) Interest Shortfall                                                                                  $0.00
(ii) Class A-2 Certificate
(a) Current Monthly Interest Amount Due                                                                 $0.00
(b) Current Monthly Interest Amount Paid                                                                $0.00
(c) Interest Shortfall                                                                                  $0.00
(iii) Class A-3 Certificate
(a) Current Monthly Interest Amount Due                                                                 $0.00
(b) Current Monthly Interest Amount Paid                                                                $0.00
(c) Interest Shortfall                                                                                  $0.00
(iv) Class A-4 Certificate
(a) Current Monthly Interest Amount Due                                                             $6,091.23
(b) Current Monthly Interest Amount Paid                                                            $6,091.23
(c) Interest Shortfall                                                                                  $0.00
(v) Class A-5 Certificate
(a) Current Monthly Interest Amount Due                                                           $122,643.53
(b) Current Monthly Interest Amount Paid                                                          $122,643.53
(c) Interest Shortfall                                                                                  $0.00
(vi) Class A-6 Certificate
(a) Current Monthly Interest Amount Due                                                            $75,362.50
(b) Current Monthly Interest Amount Paid                                                           $75,362.50
(c) Interest Shortfall                                                                                  $0.00
(vii) Class A-7 Certificate
(a) Current Monthly Interest Amount Due                                                           $169,286.25
(b) Current Monthly Interest Amount Paid                                                          $169,286.25
(c) Interest Shortfall                                                                                  $0.00

(viii) Total Current Monthly Interest Amount Due                                                  $373,383.50
(ix) Total Current Montly Interest Amount Paid                                                    $373,383.50
(x) Total Interest Shortfall                                                                            $0.00

(D) Unpaid Interest Shortfall and Interest on Unpaid Interest Shortfall
(i) Class A-1 Certificate
(a) Unpaid Interest Shortfall Due                                                                       $0.00
(b) Unpaid Interest Shortfall Paid                                                                      $0.00
(c) Remaining Unpaid Interest Shortalls                                                                 $0.00
(ii) Class A-2 Certificate
(a) Unpaid Interest Shortfall Due                                                                       $0.00
(b) Unpaid Interest Shortfall Paid                                                                      $0.00
(c) Remaining Unpaid Interest Shortalls                                                                 $0.00
(iii) Class A-3 Certificate
(a) Unpaid Interest Shortfall Due                                                                       $0.00
(b) Unpaid Interest Shortfall Paid                                                                      $0.00
(c) Remaining Unpaid Interest Shortalls                                                                 $0.00
(iv) Class A-4 Certificate
(a) Unpaid Interest Shortfall Due                                                                       $0.00
(b) Unpaid Interest Shortfall Paid                                                                      $0.00
(c) Remaining Unpaid Interest Shortalls                                                                 $0.00
(v) Class A-5 Certificate
(a) Unpaid Interest Shortfall Due                                                                       $0.00
(b) Unpaid Interest Shortfall Paid                                                                      $0.00
(c) Remaining Unpaid Interest Shortalls                                                                 $0.00
(vi) Class A-6 Certificate
(a) Unpaid Interest Shortfall Due                                                                       $0.00
(b) Unpaid Interest Shortfall Paid                                                                      $0.00
(c) Remaining Unpaid Interest Shortalls                                                                 $0.00


(vii) Class A-7 Certificate
(a) Unpaid Interest Shortfall Due                                                                       $0.00
(b) Unpaid Interest Shortfall Paid                                                                      $0.00
(c) Remaining Unpaid Interest Shortalls                                                                 $0.00

(viii) Total Unpaid Interest Shortfall Due                                                              $0.00
(ix) Total Unpaid Interest Shortfall Paid                                                               $0.00
(x) Total Remaining Unpaid Interest Shortfall                                                           $0.00

(E) Monthly Principal Distribution:
(i) Class A-7 Certificate Priority Amount                                                         $584,849.06
(ii) Class A-1 Certificate                                                                              $0.00
(iii) Class A-2 Certificate                                                                             $0.00
(iv) Class A-3 Certificate                                                                              $0.00
(v) Class A-4 Certificate                                                                       $1,029,503.57
(vi) Class A-5 Certificate                                                                        $702,705.23
(vii) Class A-6 Certificate                                                                             $0.00
(viii) Other Class A-7 Certificate Amounts                                                              $0.00

(ix) Total Monthly Principal Distribution                                                       $2,317,057.86

(F) Reimbursement Amount owed to Certificate Insurer                                                    $0.00

(G) Non Recoverable Advances not previously reimbursed to Master Servicer                               $0.00

(H) Excess Spread:                                                                                $644,829.96

(I) Distributable Excess Spread Allocation
(i) Class A-1 Certificate                                                                               $0.00
(ii) Class A-2 Certificate                                                                              $0.00
(iii) Class A-3 Certificate                                                                             $0.00
(iv) Class A-4 Certificate                                                                              $0.00
(v) Class A-5 Certificate                                                                               $0.00
(vi) Class A-6 Certificate                                                                              $0.00
(vii) Class A-7 Certificate                                                                             $0.00

(viii) Total Certificate Distributable Excess Spread                                                    $0.00

(J) Other Amounts owed to Certificate Insurer                                                           $0.00

(K) Prepayment Interest Shortfall owed to Certificateholder
(i) Class A-1 Certificate
(a) Prepayment Interest Shortfall Due                                                                   $0.00
(b) Prepayment Interest Shortfall Paid                                                                  $0.00
(c) Remaining Prepayment Interest Shortfall                                                             $0.00
(ii) Class A-2 Certificate
(a) Prepayment Interest Shortfall Due                                                                   $0.00
(b) Prepayment Interest Shortfall Paid                                                                  $0.00
(c) Remaining Prepayment Interest Shortfall                                                             $0.00
(iii) Class A-3 Certificate
(a) Prepayment Interest Shortfall Due                                                                   $0.00
(b) Prepayment Interest Shortfall Paid                                                                  $0.00
(c) Remaining Prepayment Interest Shortfall                                                             $0.00
(iv) Class A-4 Certificate
(a) Prepayment Interest Shortfall Due                                                                   $0.00
(b) Prepayment Interest Shortfall Paid                                                                  $0.00
(c) Remaining Prepayment Interest Shortfall                                                             $0.00
(v) Class A-5 Certificate
(a) Prepayment Interest Shortfall Due                                                                   $0.00
(b) Prepayment Interest Shortfall Paid                                                                  $0.00
(c) Remaining Prepayment Interest Shortfall                                                             $0.00
(vi) Class A-6 Certificate
(a) Prepayment Interest Shortfall Due                                                                   $0.00
(b) Prepayment Interest Shortfall Paid                                                                  $0.00
(c) Remaining Prepayment Interest Shortfall                                                              $0.00


(vii) Class A-7 Certificate
(a) Prepayment Interest Shortfall Due                                                                   $0.00
(b) Prepayment Interest Shortfall Paid                                                                  $0.00
(c) Remaining Prepayment Interest Shortfall                                                             $0.00

(viii) Total Prepayment Interest Shortfall Due                                                          $0.00
(ix) Total Prepayment Interest Shortfall Paid                                                           $0.00
(x) Total Remaining Prepayment Interest Shortfall                                                       $0.00

(L) Other Amounts owed to Master Service
(i) Reimbursement of Compensating Interest                                                              $0.00
(ii) Reimbursement of Unreimbursed Servicing Advances                                                   $0.00
(iii) Reimbursement of Unreimbursed Monthly Advances                                              $182,053.01

(M) Other termination/transfer amounts due to Truste                                                    $0.00

(N) Amount released to Class R Certificateholder                                                  $462,776.95

G. CALCULATION OF OC TARGET AMOUNT
(A) Twelve Month Average Monthly Loss Rate                                                             7.793%
(B) Is Rolling Twelve Month Loss Rate greater than Trigger Values? 5%                                     Yes

(C) Cumulative Losses / Cumulative Loss Rate                                 $24,146,337.86            6.205%
(D) Is Cumulative Loss Rate greater than 6.50%                                                             No

(E) Has OC Stepdown Date been reached?                                                                    Yes

(F) Overcollateralization Target Amount                                                        $12,994,334.37

H. COMPARATIVE POOL AND CERTIFICATE CHARACTERISTICS
                                                                            Begin of Collection PeriodEnd of Collection
                                                                                                      Period
(A) Certificate Balances and Factor
(i) Class A-1 Certificate Balance                                                $0.00                     $0.00
(ii) Class A-1 Certificate Factor                                            0.0000000                 0.0000000
(iii) Class A-2 Certificate Balance                                              $0.00                     $0.00
(iv) Class A-2 Certificate Factor                                            0.0000000                 0.0000000
(v) Class A-3 Certificate Balance                                                $0.00                     $0.00
(vi) Class A-3 Certificate Factor                                            0.0000000                 0.0000000
(vii) Class A-4 Certificate Balance                                      $1,029,503.57                     $0.00
(viii) Class A-4 Certificate Factor                                          0.0668335                 0.0000000
(ix) Class A-5 Certificate Balance                                      $20,133,000.00            $19,430,294.77
(x) Class A-5 Certificate Factor                                             1.0000000                 0.9650968
(xi) Class A-6 Certificate Balance                                      $12,058,000.00            $12,058,000.00
(xii) Class A-6 Certificate Factor                                           1.0000000                 1.0000000
(xiii) Class A-7 Certificate Balance                                    $28,292,966.41            $27,708,117.34
(xiv) Class A-7 Certificate Factor                                           0.7271013                 0.7120713
(xv) Aggregate Certificate Balance                                      $61,513,469.98            $59,196,412.11
(xvi) Aggregate Certificate Factor                                           0.1646674                 0.1584648

(B) Collateral Pool
(i) Pool Principal Balance                                              $75,016,426.80            $72,190,746.48
(ii) Weighted Average Loan Rate                                                11.732%                   11.749%
(iii) Weighted Average Original Term (months)                                   213.00                    213.00
(iv) Weighted Average Remaining Term (months)                                   173.60                    172.67
(v) Loan Count                                                                   1,672                     1,622
(vi) 3 Largest Loan Pool Balances                                          $925,013.09               $811,570.95

(C) Overcollateralization Amount                                        $13,502,956.82            $12,994,334.37

I. MASTER SERVICER TERMINATION & OTHER TRIGGER TESTS
(A) Twelve Month Average Monthly Loss Rate (Not applicable until 12th                                     7.793%
Distribution Date
(B) Is Rolling Twelve Month Loss Rate greater than Trigger Values?                                           Yes

(C) Six Month Average of Pool Delinquency Rate (Not applicable until 6th                                 25.057%
Distribution Date
(D) Is Rolling Six Month Delinquency Rate greater than 5.00%?                                                Yes

(E) Has Deposit Event Occurred?                                                                              No



J. SUMMARY STATEMENT OF AMOUNTS DUE TO CERTIFICATEHOLDERS
                                                                                                       Per $1000 of Original
(A) Amount of distribution allocable to Current Monthly Interest & Unpaid       Dollars                Certificate Principal
Interest Shortfall
(i) Class A-1 Certificate                                                            $0.00                  0.00000000
(ii) Class A-2 Certificate                                                           $0.00                  0.00000000
(iii) Class A-3 Certificate                                                          $0.00                  0.00000000
(iv) Class A-4 Certificate                                                       $6,091.23                  0.39543167
(v) Class A-5 Certificate                                                      $122,643.53                  6.09166667
(vi) Class A-6 Certificate                                                      $75,362.50                  6.25000000
(vii) Class A-7 Certificate                                                    $169,286.25                  4.35048954
(v) Total                                                                      $373,383.50                  0.99952218

(B) Amount of distribution allocable to Formula Principal Distributable Amount
(i) Class A-1 Certificate                                                            $0.00                  0.00000000
(ii) Class A-2 Certificate                                                           $0.00                  0.00000000
(iii) Class A-3 Certificate                                                          $0.00                  0.00000000
(iv) Class A-4 Certificate                                                   $1,029,503.57                 66.83352187
(v) Class A-5 Certificate                                                      $702,705.23                 34.90315545
(vi) Class A-6 Certificate                                                           $0.00                  0.00000000
(vii) Class A-7 Certificate                                                    $584,849.06                 15.03004376
(v) Total                                                                    $2,317,057.86                  6.20260589

(C) Amount of distribution allocable to Distributable Excess Spread
(i) Class A-1 Certificate                                                            $0.00                  0.00000000
(ii) Class A-2 Certificate                                                           $0.00                  0.00000000
(iii) Class A-3 Certificate                                                          $0.00                  0.00000000
(iv) Class A-4 Certificate                                                           $0.00                  0.00000000
(v) Class A-5 Certificate                                                            $0.00                  0.00000000
(vi) Class A-6 Certificate                                                           $0.00                  0.00000000
(vii) Class A-7 Certificate                                                          $0.00                  0.00000000
(v) Total                                                                            $0.00                  0.00000000

(D) Amount of distribution allocable to Prepayment Interest Shortfall
(i) Class A-1 Certificate                                                            $0.00                  0.00000000
(ii) Class A-2 Certificate                                                           $0.00                  0.00000000
(iii) Class A-3 Certificate                                                          $0.00                  0.00000000
(iv) Class A-4 Certificate                                                           $0.00                  0.00000000
(v) Class A-5 Certificate                                                            $0.00                  0.00000000
(vi) Class A-6 Certificate                                                           $0.00                  0.00000000
(vii) Class A-7 Certificate                                                          $0.00                  0.00000000
(v) Total                                                                            $0.00                  0.00000000

(E) Total Principal and Interest Distributed to Certificateholder
(i) Class A-1 Certificate                                                            $0.00                  0.00000000
(ii) Class A-2 Certificate                                                           $0.00                  0.00000000
(iii) Class A-3 Certificate                                                          $0.00                  0.00000000
(iv) Class A-4 Certificate                                                   $1,035,594.80                 67.22895354
(v) Class A-5 Certificate                                                      $825,348.75                 40.99482212
(vi) Class A-6 Certificate                                                      $75,362.50                  6.25000000
(vii) Class A-7 Certificate                                                    $754,135.31                 19.38053330
(v) Total                                                                    $2,690,441.37                  7.20212807






